- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MARCH 6, 1996
                                                 --------------------

                             HERITAGE MINES, LTD.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Colorado                      0-25798                      84-1293168
- -------------------------------------------------------------------------------
(State or other                (Commission                 (I.R.S. Employer
 jurisdiction                   File Number)                Identification No.)
 of incorporation

     660 Newport Center Drive, Suite 660, Newport Beach, CA        92660
- -------------------------------------------------------------------------------
            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code    (714) 760-8001
                                                   ---------------------

- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following Financial Statements and Exhibits are filed as part of this report:

      (a) Combined financial statements for GWZ Management Company, Inc., WAZCO Inc., and Heritage Gold Mines, Inc., for the years ended
      January 31, 1996, 1995 and for the Period from Inception (May 14, 1992) through January 31, 1996. On March 6, 1996, the registrant acquired all of the issued and outstanding capital stock of Heritage Gold Mines, Inc., a Nevada corporation. Heritage Gold Mines, Inc., in turn, is the record and beneficial owner of all of the issued and outstanding capital stock of WAZCO, Inc., a Nevada corporation, and GWZ Management Company, Inc., a Nevada corporation.

      (b) Pro Forma Condensed Consolidated Financial Statements of Heritage Mines, Ltd (the Registrant) as of and for the year ended January 31, 1996.

      (c)  Exhibit 27 - Financial Data Schedule

SIGNATURES

- -------------------------------------------------------------------------------
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HERITAGE MINES, LTD.
                                              ------------------------------
                                                       (Registrant)

                                                   /s/  James D. Stout
  ------------------------------              ------------------------------
             (Date)                                    (Signature)*
                                                 James D. Stout, President
- -------------------------------------------------------------------------------
*Print name and title of signing officer under his signature.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   INDEX TO FINANCIAL STATEMENTS








INDEPENDENT AUDITORS' REPORT                                                 F-1

     Combined Balance Sheet                                           F-2 to F-3

     Combined Statements of Operations                                       F-4

     Combined Statements of Stockholders' Equity (Deficit)                   F-5

     Combined Statements of Cash Flows                                F-6 to F-7

     Notes to Combined Financial Statements                          F-8 to F-15

                           RAIMONDO, PETTIT & GLASSMAN

                          CERTIFIED PUBLIC ACCOUNTANTS



INDEPENDENT AUDITORS' REPORT

To the Board of Directors
GWZ, WAZCO and Heritage Gold Mines
(A Development Stage Company)
Newport Beach, California

We have audited the accompanying combined balance sheets of GWZ Management Company, Inc. (GWZ), WAZCO, Inc. (WAZCO) and Heritage Gold Mines, Inc. (Heritage Gold Mines) (A Development Stage Company) (all entities collectively the "Company") as of January 31, 1996, and the related combined statements of operations, cash flows, and stockholders' equity (deficit) for the years ended January 31, 1996, 1995 and for the period from inception (May 14, 1992) through January 31, 1996. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of GWZ, Wazco and Heritage Gold Mines (A Development Stage Company) as of January 31, 1996 and the results of their operations and their cash flows for the years ended January 31, 1996, 1995 and for the period from inception (May 14, 1992) through January 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1, the Company has no revenue and may need additional funds to carry out its plan of operations. The Company's continued existence depends upon its ability to obtain additional equity or debt financing. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters are described in Note 1. No adjustments have been made to the financial statements to provide for this uncertainty.

                                                    RAIMONDO, PETTIT & GLASSMAN

Torrance, California
June 28, 1996

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                          COMBINED BALANCE SHEET
- --------------------------------------------------------------------------------

JANUARY 31,                                                                 1996
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ASSETS (NOTES 4 AND 5)

Cash and cash equivalents                                      $    23,543

Other current assets                                                23,601

Subscriptions receivable                                            15,000
- --------------------------------------------------------------------------------

Total Current Assets                                                62,144
- --------------------------------------------------------------------------------

PROPERTY, PLANT, EQUIPMENT, AND MINE DEVELOPMENT
    COSTS, NET                                                   1,026,049
- --------------------------------------------------------------------------------

OTHER ASSETS

Restricted cash                                                     17,880
Deposits                                                            10,458
Mining claims                                                       35,000
- --------------------------------------------------------------------------------

Total Other Assets                                                  63,338
- --------------------------------------------------------------------------------

TOTAL ASSETS                                                   $ 1,151,531
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                          COMBINED BALANCE SHEET
- --------------------------------------------------------------------------------

JANUARY 31,                                                                 1996
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES

Accrued liabilities                                            $   150,520
Notes and advances to stockholders and related parties           1,006,677
Notes payable                                                       36,640
Accrued interest                                                    45,376
- --------------------------------------------------------------------------------

Total Current Liabilities                                        1,239,213
- --------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCY (NOTE 7)

STOCKHOLDERS' DEFICIT

Common stock                                                        41,045
Additional paid-in capital                                         180,469
Deficit accumulated during the development stage                  (309,196)
- --------------------------------------------------------------------------------

Total Stockholders' Deficit                                        (87,682)
- --------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                     $1,151,531
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                               COMBINED STATEMENTS OF OPERATIONS

- ------------------------------------------------------------------------------------------
                                                                               PERIOD FROM
                                                                                 INCEPTION
                                       YEAR ENDED          YEAR ENDED       (MAY 14, 1992)
                                       JANUARY 31,         JANUARY 31,             THROUGH
                                          1996                1995        JANUARY 31, 1996
- ------------------------------------------------------------------------------------------
REVENUES
  Operating Revenue                     $        0          $    8,619          $   29,996
- ------------------------------------------------------------------------------------------

Total Revenues                                   0               8,619              29,996
- ------------------------------------------------------------------------------------------

OPERATING COSTS
  General and administrative               319,524              21,435             490,611
  Depreciation                              29,129              24,063              76,163
- ------------------------------------------------------------------------------------------

Total Operating Costs                      348,653              45,498            (566,774)
- ------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                      (348,653)            (36,879)           (536,778)
- ------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Interest expense, net                     (9,345)               (563)             (9,628)
  Other income                               2,833               6,645             237,210
- ------------------------------------------------------------------------------------------

Total Other Income (Expense)                (6,512)              6,082             227,582
- ------------------------------------------------------------------------------------------

NET LOSS                                $ (355,165)         $  (30,797)         $ (309,196)
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                           COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)



                                                                                                               Combined
                                                                           Heritage Gold Mines                  Deficit      Total
                        WAZCO Common Stock        GWZ Common Stock             Common Stock      Combined   Accumulated     Stock-
                        ------------------       ------------------       -------------------- Additional    During the   holders'
                        Shares                   Shares                   Shares                  Paid-In   Development     Equity
                        Issued      Amount       Issued      Amount       Issued        Amount    Capital         Stage   (Deficit)
- -----------------------------------------------------------------------------------------------------------------------------------
Issuance of WAZCO
  common stock,
  May 14, 1992          25,000    $ 25,000                                                      $ 180,469                $ 205,469

Net loss for the
  period                                                                                                       $ (9,889)    (9,889)
- -----------------------------------------------------------------------------------------------------------------------------------

Balance,
  January 31, 1993      25,000      25,000                                                        180,469        (9,889)   195,580
- -----------------------------------------------------------------------------------------------------------------------------------

Issuance of GWZ
  common stock,
  April 26, 1993                                 15,000    $ 15,000                                                         15,000

Net income for
  the year                                                                                                       86,655     86,655
- -----------------------------------------------------------------------------------------------------------------------------------

Balance,
  January 31, 1994      25,000      25,000       15,000      15,000                               180,469        76,766    297,235
- -----------------------------------------------------------------------------------------------------------------------------------

Net loss for the year                                                                                           (30,797)   (30,797)
- -----------------------------------------------------------------------------------------------------------------------------------

Balance,
  January 31, 1995      25,000      25,000       15,000      15,000                               180,469        45,969    266,438
- -----------------------------------------------------------------------------------------------------------------------------------

Issuance of Heritage
  Gold Mines common
  stock, July 21, 1995,
  at par ($.001
  per share)                                                             310,000         $ 310                                 310

Issuance of WAZCO
  common stock for
  legal services           735         735                                                                                     735

Net loss for the year                                                                                          (355,165)  (355,165)
- -----------------------------------------------------------------------------------------------------------------------------------

Balance,
  January 31, 1996      25,735   $  25,735       15,000   $  15,000      310,000        $  310  $ 180,469    $ (309,196) $ (87,682)
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                               COMBINED STATEMENTS OF CASH FLOWS

                                                                                    PERIOD FROM
                                                                                      INCEPTION
                                                                                  (MAY 14, 1992)
                                             YEAR ENDED          YEAR ENDED             THROUGH
                                            JANUARY 31,         JANUARY 31,         JANUARY 31,
                                                   1996                1995                1996
- -----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                   $ (355,165)         $  (30,797)        $  (309,196)
  Adjustments to reconcile net loss
    to net cash used in
    operating activities:
    Depreciation                                 29,129              24,063              76,163
    Stock issued                                  1,045                   -               1,045
  Changes in assets and liabilities
    Other current assets                        (23,601)                  -             (23,601)
    Restricted cash                              (7,300)                  -             (17,880)
    Accrued liabilities                         132,780               2,247             150,520
    Accrued interest                             35,860               9,516              45,376
- -----------------------------------------------------------------------------------------------

Net cash and cash equivalents
  provided (used) by
  operating activities                         (187,252)              5,029             (77,573)
- -----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment           (114,889)             (4,690)            (87,060)
  Mine development costs                       (251,262)             (5,880)           (375,848)
  Construction in progress                      (77,239)             (1,756)           (159,935)
  Deposits                                       (6,938)                  -             (10,458)
  Mining claims                                       -                   -             (20,000)
- -----------------------------------------------------------------------------------------------

Net cash and cash equivalents
  provided (used) by
  investing activities                         (450,328)            (12,326)           (653,301)
- -----------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                               COMBINED STATEMENTS OF CASH FLOWS

                                                                                    PERIOD FROM
                                                                                      INCEPTION
                                                                                  (MAY 14, 1992)
                                             YEAR ENDED          YEAR ENDED             THROUGH
                                            JANUARY 31,         JANUARY 31,         JANUARY 31,
                                                   1996                1995                1996
- -----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock for cash          $        -          $        -          $  112,500
  Proceeds from notes payable to
    related parties                             373,677                   -             373,677
  Proceeds from notes payable                    36,640                   -              36,640
  Advances from related parties                 252,000                   -             294,500
  Repayment of notes payable                          -              (1,525)            (48,400)
  Repayment of advances from
     related parties                             (2,000)                  -             (14,500)
- -----------------------------------------------------------------------------------------------

    Net cash and cash equivalents
    provided (used) by financing
    activities                                  660,317              (1,525)            754,417
- -----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                               22,737              (8,822)             23,543

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR        806               9,628                   0
- -----------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR       $   23,543          $      806          $   23,543
- -----------------------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NONCASH
  INVESTING AND FINANCING ACTIVITIES:
  Stock issued for services                       1,045                   -               1,045
  Note payable issued to related party
    for property, plant, equipment and
    mine development costs                            -             327,000             327,000
  Stock issued for subscriptions receivable           -                   -             127,500
  Notes payable issued for property,
    plant and equipment                               -                   -              74,400
- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS



1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

WAZCO, Inc. (WAZCO), GWZ Management Company, Inc. (GWZ), and Heritage Gold Mines, Inc. (Heritage Gold Mines) (A Development Stage Company) (all entities collectively the "Company") were incorporated on May 14, 1992, April 26, 1993 and July 21, 1995, respectively, under the laws of the State of Nevada. The Company is engaged in the business of mining, milling and refining gold ore from its own claims and deposits for sale as 80% fine dore gold bars and 99.99% pure gold bullion.

Once in production, the 80% fine dore gold bars will be recovered and refined by the Company from its own free gold on site. The concentrates, after the free gold and the Company production of 80% fine dore gold bars, will be further refined under contract with outside independent processors and refiners into 99.99% pure gold bullion bars, which are then sold by the Company throughout recognized outlets into the readily available domestic and international gold market.

From its inception (considered to be May 14, 1992 for the purpose of these combined financial statements), to January 31, 1996, the Company was in the development stage. The Company has concentrated its activities to acquire, explore, claim and permit mineral properties, acquire, repair, retrofit and bring mining equipment to its intended use, develop the mineral properties to get them ready for operations and search for a partner to contribute the working capital necessary to operate the mine. From inception through January 31, 1996, there have been no active mining operations.

The Company has incurred operating losses from inception through January 31, 1996 and has an accumulated deficit of $309,196 and negative working capital of $1,177,069. During the year ended January 31, 1996, the Company's operations used $187,252 of cash and the Company used $450,328 of cash in investing activities. The Company's cash was provided from advances and notes from related parties. Management expects that the Company's cash expenditures for the fiscal year ended January 1, 1997 will be approximately $1,200,000.

Subsequent to year end, the Company reorganized its structure as follows (the "Reorganization"):

  - Heritage Gold Mines acquired 100% of the stock of WAZCO and GWZ from the common stockholders. Accordingly, for the purpose of these financial statements, Heritage Gold Mines is considered the surviving entity. Heritage Gold Mines has 25 million shares of common stock authorized and 310,000 shares issued and outstanding as of January 31, 1996.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


1.   ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

  - On March 6, 1996, Heritage Gold Mines merged with Heritage Mines, Ltd., a "public shell," with no major assets or liabilities. From November 1995 through March 1996, Heritage Mines, Ltd., through its majority shareholder, obtained $1,000,000 through a private placement. Funds were advanced to the Company (Note 5) and were used for mining development costs and working capital. In June 1996, the new merged entity raised an additional $125,000 in equity capital and $140,000 in debt financing.

  - As part of the Reorganization, several notes payable to shareholders and related parties were contributed to capital or converted to stock (See
     Note 5).

Management believes that the additional equity raised in June 1996 will allow the Company to start revenue generating operations within three months.
However, there can be no assurance such funds will be sufficient to support profitable operations and additional financing may be necessary. No adjustments have been made to the accompanying financial statements to provide for this uncertainty.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

The combined financial statements include the accounts of GWZ, WAZCO and Heritage Gold Mines. All significant intercompany balances and transactions have been eliminated.

MANAGEMENT'S ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS AND SUPPLEMENTAL CASH FLOW INFORMATION

Cash and cash equivalents consist of all cash balances and highly liquid investments with a maturity of three months or less. Income taxes and interest paid for all periods presented was immaterial.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments included in current assets and liabilities approximates fair value because of the short maturity of these items.

INVENTORIES

Ore and in-process inventories and materials and supplies are stated at the lower of average cost or net realizable value. Precious metals are stated at market value. Since there were no active operations, there was no such inventory at January 31, 1996.

PROPERTY, PLANT, EQUIPMENT AND MINE DEVELOPMENT COSTS

Expenditures for new property, plant and equipment or expenditures which extend the useful lives of existing property, plant and equipment are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over their estimated productive lives, which range from five to ten years.

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed, the costs incurred to develop such property, including the costs to further delineate the ore body and remove overburden to initially expose the ore body, are capitalized. Such costs and estimated future development costs are amortized using a unit-of-production method over the estimated life of the ore body. No amortization was recorded for all years presented as there has been no active mining operations from inception to January 31, 1996.

Interest expense allocable to the cost of developing mining properties and to constructing new facilities is capitalized until operations commence. Interest capitalized amounted to $26,088, $8,816 and $34,904 for the years ended January 31, 1996, 1995 and from inception through January 31, 1996, respectively.

Gains or losses from normal sales or retirements of assets are included in other income or expense.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MINING COSTS

In general, mining costs are charged to operations as incurred. Due to the diverse waste-to-ore ratios encountered in mining certain of the Company's deposits, mining costs for the deposits, to the extent they do not relate to current production, are capitalized and then charged to operations when the applicable gold is produced. No such cost was capitalized for all periods presented in the accompanying financial statements.

RECLAMATION AND MINE CLOSURE COSTS

Estimated future reclamation and mine closure costs are based principally on legal and regulatory requirements and are accrued and charged over the expected operating lives of the Company's mines using a unit-of-production method. No costs have been accrued to date since there have been no active mining operations from inception to January 31, 1996.

ISSUANCE OF STOCK FOR SERVICES

Shares of the Company's common stock issued for services are recorded in accordance with APB 16 at the fair market value of the stock issued or the fair market value of the services provided, whichever value is the more clearly evident.

3.   PROPERTY, PLANT, EQUIPMENT AND MINE DEVELOPMENT
                                                             January 31, 1996
                                                             ----------------

     Equipment                                                 $   237,762
     Mine development                                              375,849
     Construction in progress                                      486,934
     ---------------------------------------------------------------------

                                                                 1,100,545
     ---------------------------------------------------------------------

     Less accumulated depreciation                                 (74,496)
     ---------------------------------------------------------------------

                                                               $ 1,026,049
     ---------------------------------------------------------------------

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


3.   PROPERTY, PLANT, EQUIPMENT AND MINE DEVELOPMENT (CONTINUED)

The Company's facilities, deposits, and claims cover an area of approximately 5 to 6 square miles located in the Knownothing Creek Mining District at the Forks of Salmon in Northern California. The Company pays annual fees of a nominal amount to the Federal Bureau of Land Management for the rights to use such land to develop and extract minerals.

From the Company's inception, development plans and permits were applied for and initial funding and equipment purchases were made. Plans of mining operations were approved by the United States Forestry Service and other agencies. Presently there are ten claims in various stages of exploration and development, valued at $35,000. An initial geological study will be completed in the third quarter of 1996.

Construction in progress consists of a mill and its ancillary facilities, which are connected by Company-improved roads to various claims and operational mining locations. The mill operation includes crushing, grinding, separation shaker screen and concentration equipment, and a furnace house, saw mill house, and dynamite storage house. The present operation is being developed to produce and process 30 tons of gold ore per day per shift.

4.   NOTES PAYABLE

Notes payable of $36,640 consist of three notes payable to individuals, bearing interest at 10%, with principal and interest due on demand. These notes are collateralized by the assets and production from the Company's mining operations and are personally guaranteed by two of the Company's directors.

5.   RELATED PARTY TRANSACTIONS

At January 31, 1996, the Company had the following notes and advances due to stockholders and related parties:

     Note payable to the Company's Chairman of
          the Board, who is also a major shareholder,
          bearing interest at 8%.  This note and
          accrued interest of $25,920 was forgiven
          and contributed to capital subsequent to year
          end in connection with the Reorganization
          (Note 1).  This note was collateralized by
          all personal and certain mining properties.          $    353,000

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


5.   RELATED PARTY TRANSACTIONS (CONTINUED)

     Note payable to Heritage Mines, Ltd. bearing interest
          at 6%, with principal and interest due on
          September 15, 1996.  This note and accrued interest
          of $2,158 was subsequently converted to stock in
          connection with the Reorganization (Note 1).  This
          note was collateralized by the Company's mining
          claims and production from its mining operations.         323,677

     Advances from a related party, non-interest bearing, and
          due on demand.  Amount was converted to stock in
          connection with the Reorganization (Note 1).              250,000

     Note payable to a former officer of the Company,
          bearing interest at 10%, with principal and
          interest due on demand.  This note was collat-
          eralized by the assets and production from the
          Company's mining operations and is personally
          guaranteed by two of the Company's directors.             50,000

     Advance from a stockholder, non-interest bearing, and
          due on demand.  Amount was contributed to
          capital subsequent to year end in connection
          with the Reorganization (Note 1).                         30,000
                                                               -----------

                                                               $ 1,006,677
                                                               -----------
                                                               -----------


Subscriptions receivable of $15,000 relate to the incorporation of GWZ and were settled as part of the Reorganization (Note 1).

An individual who provides legal services to the Company received 735 shares of the Company's stock for legal services provided during the year ended January 31, 1996. Legal expense in connection with services rendered by this individual was $32,411, $4,467 and $53,200 for the years ended January 31, 1996, 1995 and from inception through January 31, 1996, respectively. As of January 31, 1996, there was $50,000 in accrued legal fees due to this individual which was paid subsequent to year end.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


5.   RELATED PARTY TRANSACTIONS (CONTINUED)

A company owned by a director of the Company was paid $11,000 for services provided to the Company during the year ended January 31, 1994.

Accrued liabilities include deferred compensation to officers of $67,500 at January 31, 1996.

Other current assets include $16,161 in prepaid compensation to a related party who provides bookkeeping services to the Company. Facilities and space rent are also paid to this individual. Rent expense amounted to $6,300, $1,050 and $7,350 for the years ended January 31, 1996, 1995 and from inception through January 31, 1996, respectively.

Interest cost incurred to related parties was $33,664, $9,516 and $43,180 for the years ended January 31, 1996, 1995 and inception through January 31, 1996, respectively. As of January 31, 1996, accrued interest due to related parties amounted to $43,180.


6.   INCOME TAXES

WAZCO, GWZ, and Heritage Gold Mines filed separate returns for tax years 1994 and 1993 with different tax year ends. Upon reorganization with Heritage Gold Mines and Heritage Mines, Ltd., they will file consolidated returns with a January 31, 1996 year end. The Company has incurred tax losses for all entities and all periods presented. As a result, no provision has been recorded and the tax benefit of net operating losses was offset by valuation allowances of the same amount.

As of January 31, 1996, the Company had combined net operating loss carryforwards available to offset future taxable income of approximately $400,000, which expire at various times through 2011. For tax purposes, only a portion of the tax net operating loss can be utilized in any given year if the company which generated the loss has more than 50 percent change in ownership in a three year listing period. Accordingly, the Reorganization may result in limitations on the use of the NOL described above.

                                              GWZ, WAZCO AND HERITAGE GOLD MINES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS


7.   COMMITMENTS AND CONTINGENCY

NONCANCELABLE OPERATING LEASES

The Company occupies its facilities under a noncancelable operating lease which expires on January 31, 1999. Rent expense for the year ended January 1, 1996 was $531.

At January 31, 1996, future minimum lease payments are as follows:

                             YEAR ENDED JANUARY 31,     Amount
                             ---------------------------------

                             1997                     $ 31,884
                             1998                       31,884
                             1999                       31,353
                             ---------------------------------

                                                      $ 95,121
                             ---------------------------------
                             ---------------------------------


LITIGATION SETTLEMENT

In May 1993, WAZCO entered into a joint venture agreement with Sky Scientific, Inc. ("Sky"), a California corporation, with the purpose of raising equity to develop its mining operations. In 1994, Sky issued stock and deposited $220,000 in exchange for the Company's twelve mining claims. The funds were recorded in other income in 1994. Other than this transaction, the joint venture was never
consummated and WAZCO sued Sky to recover its claims, and Sky countersued.   In
March 1996, the litigation was settled as follows: Sky was given two of the twelve claims, the remaining ten claims were returned to WAZCO, and the stock issued to WAZCO was cancelled.

8.   RESTRICTED CASH

As of January 31, 1996, the Company had $17,880 in restricted cash to serve as collateral for several U.S. Forest Service reclamation bonds. The bonds are required to insure reclamation and stabilization of surface resources, and are subject to yearly changes in the Company's operations and costs of reclamation and erosion control.

                                                            HERITAGE MINES, LTD.

                                                                        INDEX TO
                           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





     Pro Forma Condensed Consolidated Financial Statements          F-17 to F-19
     Notes to Pro Forma Condensed Consolidated Financial
       Statements                                                   F-20 to F-21

                              HERITAGE MINES, LTD.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1996

                                   (UNAUDITED)
                              --------------------


The following pro forma condensed consolidated balance sheet (unaudited) as of January 31, 1996 and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1996, give effect to the acquisition of all the outstanding shares of Heritage Gold Mines, Inc. by Heritage Mines, Ltd., which acquisition was completed on March 6, 1996 and accounted for as a reverse merger. Also reflected is the Reorganization to which the acquisition was contingent upon (see Note 1 to the pro forma financial statements). The pro forma consolidated information is based on the historical financial statements of Heritage Gold Mines, Inc. (including its post Reorganization subsidiaries GWZ Management Company, Inc. (GWZ) and WAZCO, Inc. (WAZCO)) and Heritage Mines, Ltd. and includes assumptions and adjustments set forth in the accompanying notes to the pro forma condensed consolidated financial statements. The pro forma consolidated balance sheet presents the financial position of Heritage Mines, Ltd. as if Heritage Gold Mines, Inc. had acquired Heritage Mines, Ltd. as of January 31, 1996. The pro forma condensed consolidated statement of operations presents the results of operations of Heritage Mines, Ltd. as if Heritage Gold Mines, Inc. had acquired Heritage, Ltd. as of February 1, 1995.

The pro forma condensed consolidated balance sheet (unaudited) as of January 31, 1996 and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1996 may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma consolidated financial statements (unaudited) should be read in conjunction with the Heritage Mines, Ltd. audited financial statements and notes for the year ended January 31, 1996 included in Heritage Mines, Ltd. Annual Report on Form-10KSB, and the GWZ, WAZCO and Heritage Gold Mines, Inc. audited combined financial statements and notes contained elsewhere herein.

                              HERITAGE MINES, LTD.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1996

                                   (UNAUDITED)
                              --------------------

                                             WAZCO, GWZ
                                           and Heritage
                                            Mines, Inc.            Heritage                      Pro forma
                                           Consolidated         Mines, Ltd.         Adjustments               Total
- -------------------------------------------------------------------------------------------------------------------
ASSETS
   Cash and cash equivalents                 $   23,543          $       53          $  551,323  [2]     $  574,919
   Other current assets                          23,601              23,601
   Subscriptions receivable                      15,000                                 (15,000) [3]              -
- -------------------------------------------------------------------------------------------------------------------

      Total Current Assets                       62,144                  53             536,323             598,520
- -------------------------------------------------------------------------------------------------------------------

PROPERTY, PLANT, EQUIPMENT, AND
   MINE DEVELOPMENT COSTS, NET                1,026,049                                                   1,026,049

OTHER ASSETS                                     63,338                 396                                  63,734
- -------------------------------------------------------------------------------------------------------------------

      Total Assets                            1,151,531                 449             536,323           1,688,303
- -------------------------------------------------------------------------------------------------------------------


LIABILITIES
   Accrued liabilities                          150,520                                                     150,520
   Notes and advances to stockholders
     and related parties                      1,006,677                                (323,677) [2]         50,000
                                                                                       (633,000) [3]
   Notes payable                                 36,640                                                      36,640
   Accrued interest                              45,376                                 (39,837) [3]          5,539
- -------------------------------------------------------------------------------------------------------------------

      Total Current Liabilities               1,239,213                   -            (996,514)            242,699
- -------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock                                  41,045               8,585              (8,585) [1]         41,045
   Additional paid-in capital                   180,469               2,161              (2,161) [1]      1,838,306
                                                                                      1,000,000  [1]
                                                                                        657,837  [3]
Deficit accumulated during the
   development stage                           (309,196)            (10,297)             10,746  [1]       (433,747)
                                                                                       (125,000) [2]
- -------------------------------------------------------------------------------------------------------------------

   Total Stockholders' Equity (Deficit)         (87,682)                449           1,532,837           1,445,604
- -------------------------------------------------------------------------------------------------------------------

   Total Liabilities and Stockholders'
      Equity (Deficit)                       $1,151,531          $      449          $  536,323          $1,688,303
- -------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------


                       SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                              HERITAGE MINES, LTD.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1996

                                   (UNAUDITED)
                              --------------------

                                             WAZCO, GWZ
                                           and Heritage
                                            Mines, Inc.            Heritage                      Pro forma
                                           Consolidated         Mines, Ltd.         Adjustments               Total
- -------------------------------------------------------------------------------------------------------------------
REVENUES

Operating Revenue                                     -                                                           -
- -------------------------------------------------------------------------------------------------------------------

  Total Revenues                                      -                   -                   -                   -
- -------------------------------------------------------------------------------------------------------------------


OPERATING COSTS

General and administrative                   $  319,524          $   10,297                              $  329,821
Depreciation                                     29,129                   -                   -              29,129
- -------------------------------------------------------------------------------------------------------------------

  Total Operating Costs                         348,653              10,297                   -             358,950
- -------------------------------------------------------------------------------------------------------------------

  LOSS FROM OPERATIONS                         (348,653)            (10,297)                  -            (358,950)
- -------------------------------------------------------------------------------------------------------------------


OTHER INCOME (EXPENSE)
Interest expense, net                            (9,345)                                                     (9,345)
Other income                                      2,833                                                       2,833
Other expense                                         -                                (125,000) [2]       (125,000)
- -------------------------------------------------------------------------------------------------------------------

                                                 (6,512)                  -            (125,000)           (131,512)
- -------------------------------------------------------------------------------------------------------------------

  Pro forma net loss                         $ (355,165)         $  (10,297)         $ (125,000)         $ (490,462)
- -------------------------------------------------------------------------------------------------------------------

  Pro forma net loss per share                        -          $  (0.0030)         $  (0.0190)         $  (0.0490)
- -------------------------------------------------------------------------------------------------------------------

  Pro forma common shares outstanding                 -           3,394,789           6,566,000 [4]      10,000,000
- -------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------


                       SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                              HERITAGE MINES, LTD.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1996

                                   (UNAUDITED)
                              --------------------



1.  GENERAL

    The pro forma condensed consolidated balance sheet (unaudited) as of January 31, 1996 and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1996 reflect the following reorganization (the "Reorganization"):

    - Heritage Gold Mines, Inc. acquired 100% of the stock of WAZCO and GWZ from the common stockholders. In accordance with SEC practice, the exchange of shares between companies under common control is accounted for as if the combinations were a pooling of interest. Heritage Gold Mines is presented herein consolidated with its two subsidiaries, WAZCO and GWZ.

    - On March 6, 1996, Heritage Gold Mines, Inc. merged with Heritage Mines, Ltd., a "public shell," with no major assets or liabilities. From November 1995 through March 1996, Heritage Mines, Ltd., through its majority shareholder, obtained $1,000,000 through a private placement. Of these funds, as January 31, 1996, $323,677 were advanced to the Company and were used for mining development costs and working capital.

    - As part of the Reorganization, several notes payable to shareholders and related parties were contributed to capital or converted to stock.

    These pro forma consolidated financial statements (unaudited) represent the consolidated financial position and operations of Heritage Mines, Ltd. and Heritage Gold Mines, Inc. as if the Reorganization had occurred February 1, 1995.

    These pro forma consolidated financial statements (unaudited) do not purport to be indicative of the results that actually would have been obtained if the operations were combined for the year ended January 31, 1996, and this presentation is not intended to be a projection of future results or trends.

                              HERITAGE MINES, LTD.
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1996

                                   (UNAUDITED)
                              --------------------


2.  DESCRIPTION OF PRO FORMA ADJUSTMENTS

    (1) Adjustment to reflect the reverse acquisition of Heritage Mines, Ltd. and elimination of its capital stock.

    (2) Adjustment to reflect the $1,000,000 infusion of capital of which $323,677 had been advanced to Heritage Gold Mines, Inc. at January 31, 1996 and $125,000 in expenses incurred in connection with the acquisition of Heritage Mines, Ltd.

    (3) Adjustment to reflect the conversion of debt, and related accrued interest, into stock of Heritage Mines, Ltd.

    (4) Pro forma loss per share is computed using the weighted average number of shares assuming that all the shares issued in connection with the Reorganization were outstanding for the entire year. Common stock equivalents were not considered in the loss per share calculation as the effect would have been anti-dilutive.